                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest reported): January 30, 2002

                 DIVERSIFIED EQUITIES INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its chapter)

                                     Nevada
                          (State or other jurisdiction
                                of incorporation)

                                     0-31685
                                   (Commission
                                  File Number)

                                   88-045-4570
                                  (IRS Employer
                               Identification No.)

               122 PILLING ROAD, GIBSONS, BRITISH COLUMBIA, CANADA
                    (Address of principal executive offices)

                                     V0N 1V0
                                   (Zip Code)

                                 (604) 922-1972
               Registrant's telephone number, including area code

                             MCC Technologies, Inc.
          (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

Not applicable

Item 2. Acquisition or Disposition of Assets.

Not applicable

Item 3. Bankruptcy or Receivership.

Not applicable

Item 4. Changes in Registrant's Certifying Accountant.

Not applicable

Item 5. Other Events and Regulation FD Disclosure.

Effective January 15, 2002, the registrant changed its name from MCC
TECHNOLOGIES, INC. to DIVERSIFIED EQUITIES INTERNATIONAL CORPORATION.

Effective January 15, 2002, the registrant changed its capitalization as follows:

Authorized Stock

65,000,000 shares of Common Stock, $.001 par value
10,000,000 shares of Class A Preferred Stock, $.001 par value
10,000,000 shares of Class B Preferred Stock, $.001 par value
 5,000,000 shares of Class C Preferred Stock, $.001 par value
 5,000,000 shares of Class D Preferred Stock, $.001 par value
 5,000,000 shares of Class E Preferred Stock, $.001 par value

Item 6. Resignations of Registrant's Directors.

Not applicable

Item 7. Financial Statements and Exhibits.

Item 2.  Certificate of Amendment of Articles of Incorporation

Item 8. Change in Fiscal Year.

Not applicable

Item 9. Regulation FD Disclosure.

Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           DIVERSIFIED EQUITIES INTERNATIONAL CORPORATION
                                          (Registrant)

                                     Date: January 30, 2002

                                  Signature: /s/ Brian K Hall
                                             Brian K. Hall, Director